UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2005

VISTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On May 13, 2005, Vista Gold Corp. (the “Company”) issued a press release reporting, among other things, its financial results for the three months ended March 31, 2005, as reported in the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) filed that day with the U.S. Securities and Exchange Commission.  Other matters reported in summary form in the Form 10-Q and press release included the results of the annual general meeting of the Company’s shareholders and, in connection with the Company’s purchase of the Awak Mas deposit in Indonesia, that the Company has transferred funds to an escrow account to be placed in trust and released to the vendors upon completion of the final transaction documents.  The press release is furnished as Exhibit 99.1 and is attached hereto.

Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1      Press Release of Vista Gold Corp. dated May 13, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Michael B. Richings
Michael B. Richings
President and Chief Executive Officer

Date: May 16, 2005